EXHIBIT 10.14

IBM
ISV & DEVELOPER RELATIONS
--------------------------------------------------------------------------------


                              ISV TEAMING AGREEMENT

This is an ISV Teaming Agreement ("Agreement") between TurboWorx, Inc. and International Business Machines Corporation ("IBM"). Under the terms of this Agreement, each of us will commit to specific responsibilities for enabling and marketing your products on an IBM platform(s). The purpose of this Agreement is for both parties to be more successful by jointly marketing the Solution to customers. Each party will sell or license its Solution components to customers under its own terms and conditions. No royalties or fees are paid by either party to the other for recognized sales of the products or solutions components.

The following are related agreements between the parties which remain in full force and effect and remain unmodified by this Agreement unless expressly stated herein:

     1. IBM PartnerWorld Agreement - International Basic General Terms

The complete Agreement between the parties consists of this Agreement and the following Attachments and Exhibits. If there is a conflict among the terms of this Agreement and any of its Attachments, the terms of the Attachment prevail:

     Exhibit A - Joint Account List

This Agreement is intended to build upon your existing PartnerWorld relationship. It complements the IBM PartnerWorld Agreement - International Basic General Terms already in place between us that you acknowledge executing when you first joined or registered for PartnerWorld. This Agreement replaces all prior oral or written communications between the parties relating to this marketing relationship. Neither party has relied on any promises, inducements nor representations by the other, except those expressly stated in this Agreement. Both parties accept the terms of this Agreement by signing below. Once signed, any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original, unless prohibited by local law. This Agreement may only be modified by a writing signed by both parties.

AGREED TO:                                  AGREED TO:
International Business Machines             TurboWorx, Inc.
Corporation

By:                                         BY:
    ---------------------------------          ---------------------------------


 Jon E. Regitsky                            Srini Chari
-------------------------------------       ------------------------------------
Print Name                                  Print Name

                                            VP and General Manager Solutions
-------------------------------------       ------------------------------------
Print Title                                 Print Title

-------------------------------------       ------------------------------------
Date                                        Date

Any notice required or permitted under this Agreement will be sent to the representative named below, and shall be effective upon receipt as demonstrated by reliable written confirmation (for example, certified mail receipt, courier receipt, facsimile receipt confirmation sheet.) Each party will notify the other if their representative changes.

IBM's Contract Representative:                 TurboWorx's Contract Representative:
International Business Machines Corporation    TurboWorx, Inc.
4111 Northside Parkway, Rm. 11E16              3 Enterprise Drive
Atlanta, GA 30327                              Shelton, CT 06484
Attention: Joseph Jackson                      Attention:  Srini Chari
Phone: 404-238-3194                            Phone: 203 944-0460 Ext. 402

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1.0 DEFINITIONS - Capitalized terms in this Agreement have the following meaning:

1.1 ENABLE means that your Product takes sufficient advantage of the specified IBM middleware, software and/or hardware in the Solution (as defined below) to provide at least equivalent performance and functionality to your Product when used with non-IBM hardware and/or software, and in the case of Linux, with non-Linux operating systems.

1.2 GENERAL AVAILABILITY (GA) means the date on which the Enabled version of your Products and its related end-user documentation are first made commercially available through direct end-user marketing channels. Delivery of pre-release copies on a fee or non-fee basis to end-users, independent software vendors or systems manufacturers for testing or adaptation purposes does not constitute Generally Availability.

1.3 ENABLED PRODUCT is the Enabled and GA version of your Product.

1.4 PRODUCTS are your software applications entitled "TurboWorx Enterprise" and "ClusterManager." This includes enhancements, updates, fixes, and new versions of your Product or any other of your software applications that replace your existing Products.

1.5 SOLUTION is an e-business on demand offering consisting of your Enabled Products with IBM's zSeries, iSeries, xSeries, and pSeries hardware platforms, related operating systems, storage devices, DB2, WebSphere Application Server and TSpaces middleware or software, all successor versions of these products and services provided by IBM Global Services.

1.6 JOINT ACCOUNT LIST shall mean a list prepared by you and IBM which identifies the customers to whom both parties agree to market the Solution. Such list shall include, without limitation, the customer name and address, each party's account representative (s) assigned to the account, a description of and the estimated size of the opportunity and the opportunity's IBM technology components.

2.0 TERRITORY - The Territory for this Agreement shall consist of all the countries in the world in which IBM is directly or indirectly conducting business.

3.0 MUTUAL RESPONSIBILITIES

3.1 Each party will name a focal point to coordinate, among other things, joint marketing opportunities for the Solution. The focal points shall identify any impediments to the success of this relationship and institute an appropriate action plan to remove such impediments. The focal points will confer on a regular basis (but not less than once per quarter) to jointly assess status and progress under this Agreement.

3.2 Each party will identify a technical coordinator ("Technical Coordinator") who will coordinate technical activities relative to Enabling your Products to the IBM technologies in Section 4.2.

3.3 The parties agree to market the Solution to the Joint Account List as identified in Exhibit A of this Agreement. The Joint Account List may be updated by mutual consent. A named focal point will provide the necessary customer information to either add an account or delete an account by e-mail to the named focal point of the other party. Acceptance by return e-mail is required for the update to take effect.

3.4 The parties will jointly develop a sales and marketing enablement plan within 60 days after signing this Agreement. Such plan will address sales teaming activities in support of generating leads for the Solution. The parties also agree to discuss, if the milestones in this Agreement are met, expanding the scope of this relationship including enablement to additional IBM technologies and increasing IBM market share.

4.0 YOUR RESPONSIBILITIES

4.1 You will lead with IBM technologies and services in your marketing and sales activities.

4.2 You shall Enable to the IBM technologies as specified in the table below. Prior to GA, you agree to keep your IBM focal point apprised of your Enablement progress, status and milestones on a monthly basis. Once Enabled (or if you are already Enabled), you agree to stay technically current on the IBM platform(s), where applicable.

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
             YOUR PRODUCTS                         IBM TECHNOLOGY                GENERAL AVAILABILITY DATE
          TurboWorx Enterprise                        TSpaces                           GA July 2004
          TurboWorx Enterprise                          DB2                              June, 2005
          TurboWorx Enterprise              WebSphere Application Server              September, 2005
          TurboWorx Enterprise              iSeries w/Linux RH EL AS 3.0                GA July 2004
          TurboWorx Enterprise                    pSeries w/AIX 5.2                     GA July 2004
          TurboWorx Enterprise               pSeries w/Linux SuSE Sles8                 GA July 2004
          TurboWorx Enterprise              zSeries w/Linux RH EL as 3.01               GA July 2004
          TurboWorx Enterprise              xSeries w/Linux RH EL AS 3.01               GA July 2004
          TurboWorx Enterprise               xSeries w/Windows 2003, XP                 GA July 2004
          TurboWorx Enterprise              IBM FASt T600 Storage device                GA July 2004

       TurboWorx ClusterManager             WebSphere Application Server              September, 2005


4.3 You agree to provide a minimum of three (3) customer references for the Solution. A customer reference is considered fully provided when it is formally accepted for accepted for inclusion in the IBM customer reference database that is accessible through the IBM PartnerWorld for Developers web site at http://www.developer.ibm.com/marketing/member/cust_ref_db.html.

4.4 You will make commercially reasonable efforts to achieve the following milestone measurements that demonstrate market traction for the Solution.

------------------------------------------------------------------------------------------------------------------
          NAME OF ISV SOLUTION                  MILESTONE                      MILESTONE REACHED BY
------------------------------------------------------------------------------------------------------------------
          TurboWorx Enterprise                20 proposals            One year after effective contract date
                                         -------------------------------------------------------------------------
                                                3 proposals                  End of Q1 in contract year
                                         -------------------------------------------------------------------------
                                                5 proposals                          End of Q2
                                         -------------------------------------------------------------------------
                                                6 proposals                          End of Q3
                                         -------------------------------------------------------------------------
                                                6 proposals                          End of Q4
------------------------------------------------------------------------------------------------------------------
          TurboWorx Enterprise                  7 pilots:            One year after effective contract date:
                                         -------------------------------------------------------------------------
                                                  1 pilot                    End of Q1 in contract year
                                         -------------------------------------------------------------------------
                                                  1 pilot                            End of Q2
                                         -------------------------------------------------------------------------
                                                 2 pilots                            End of Q3
                                         -------------------------------------------------------------------------
                                                 3 pilots                            End of Q4
------------------------------------------------------------------------------------------------------------------
          TurboWorx Enterprise            Total:4 closed deals        One year after effective contract date
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
        TurboWorx ClusterManager                10 trials             One year after effective contract date

                                         -------------------------------------------------------------------------
                                                  1 trial                    End of Q1 in contract year
                                         -------------------------------------------------------------------------
                                                 2 trials                            End of Q2
                                         -------------------------------------------------------------------------
                                                 3 trials                            End of Q3
                                         -------------------------------------------------------------------------
                                                 4 trials                            End of Q4
------------------------------------------------------------------------------------------------------------------
        TurboWorx ClusterManager          Total: 5 closed deals           One year after effective date

------------------------------------------------------------------------------------------------------------------

You will provide IBM evidence of completion of these milestones at IBM's request.

4.5 If requested by IBM, you will provide IBM with a reasonable number of demonstration copies of your Enabled Products at no charge solely for IBM's marketing and demonstration activities under this Agreement or use in IBM Innovation Centers.

4.6 You will work with the other members of the Global Grid Forum grid technical community on defining and establishing the Open Grid Services Architecture
(OGSA) as an industry standard. Once OGSA is adopted as an

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industry standard (published as a standard by a responsible industry standards body, such as, but not limited to, GGF, IETF, OASIS, W3C, WSRF), where applicable and mutually agreeable, you will adhere to OGSA and will develop OGSA Grid Service interfaces to their important functions in addition to, or in lieu of, existing interfaces. Also, where applicable, you will exploit the OGSA infrastructure (OGSI) services as the fundamental, system-independent Grid Computing environment to permit portability and interoperability.

5.0 IBM'S RESPONSIBILITIES

5.1 IBM, in its discretion, will provide the following co-marketing assistance:

     i. IBM will provide you with access to information regarding our offerings via web sites, technical conferences and literature;

     ii. IBM will communicate the existence of this Agreement and marketing relationship via e-mail to our in-country distribution;

     iii. IBM will include your material and/or personnel in its Think Grid Workshops and other ISV-specific outreach programs;

     iv. IBM (through its Grid Sales Team) will participate in mutual training with you for the digital content creation and/or business intelligence vertical markets.

5.2 IBM will include a reference and description of your Enabled Product(s) (you will provide the description) in its Global Solutions Directory. This directory is intended to afford you an opportunity to market your Enabled Product(s) on a global scale. It includes direct links from IBM to your website, and enables you to customize your listing with your company and contact information, your logo(s) and certification mark(s), as applicable. You will obtain all necessary approvals for any third party information that you provide, and hereby authorize IBM to publicly publish this information as we deem appropriate.

5.3 IBM will identify your company as having an IBM marketing relationship in our internal sales tool and may publish customer references on our internal websites (e.g., eBusiness Advisor).

5.4 IBM will enroll you in the IBM "Innovate Now" program and will provide you benefits such as:

     i. IBM Software Access Option (provides you access to IBM's Software Access Catalog through which you may obtain a limited number of discounted CDs and no-charge downloads of IBM software)

     ii. Access to IBM Innovation Centers ("IICs"), subject to scheduling and hardware availability and at no charge to you, in support of your Enablement efforts as set forth herein

     iii. Out-of-the-box marketing campaigns

6.0 TERM AND TERMINATION - This Agreement is effective once signed by you and IBM and will remain in effect for one (1) year. After GA, either of us may terminate this Agreement for convenience with 90 days prior written notice. Either of us may terminate this Agreement on 30 days' written notice if the other materially breaches its obligations unless the breach is corrected within the 30 day notice period. Any terms of this Agreement which by their nature extend beyond the day this Agreement ends remain in effect until fulfilled, and apply to either of our successors and assignees.

7.0 INFORMATION - Unless we mutually agree to exchange confidential information under a separate confidentiality agreement, all information we exchange is non-confidential. However, both of us agree not to disclose the terms of this Agreement to a third party without the other's prior written consent, except as required by law.

8.0 PUBLICITY - You agree to publicly endorse an open integrated solution strategy built on IBM technology. In addition, you agree to allow IBM to make public statements about your endorsement of open standards and your intention to Enable to IBM middleware (and Linux, where applicable). Once you have Enabled and we have achieved customer wins in the marketplace, we will jointly look for opportunities to announce or publicize our success in the marketplace. Otherwise, neither of us will issue press releases or other publicity regarding this Agreement or this relationship without the other's prior written approval.

9.0 PRIVACY - We both have the right to store contact information on each other's employees such as names, phone numbers and e-mail addresses in any country where we do business. Each of us may use such

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information to fulfill our respective obligations under this Agreement, subject to any signed confidentiality agreement between us.

10.0 LIMITATION OF LIABILITY - Neither of us will be liable to the other for any economic consequential damages (including lost profits or savings) or incidental damages under this Agreement, even if advised that they may occur. Each of our liability for any claim under this Agreement will be limited to actual damages up to US$50,000.

11.0 ASSIGNMENT - Each party may only assign this Agreement to a subsidiary or in connection with the sale of all or a substantial portion of its business. Any other attempted assignment is void. Notwithstanding any other term herein, either party may terminate this Agreement on thirty days written notice to the other party if the other party assigns this Agreement to an entity the other party reasonably deems a competitor.

12.0 GENERAL - Except where specified herein, each party is responsible for its own costs under this Agreement, including all business, travel and living expenses. Neither party will bring a legal action against the other more than two years after the cause of action arose. Each party waives its right to a jury trial in any dispute. Failure by either party to demand strict performance or to exercise a right does not prevent either party from doing so later. The parties are independent contractors. Personnel supplied by either party are not for any purpose considered employees or agents of the other party. Each party assumes full responsibility for the actions of its personnel while performing its obligations under this Agreement and is solely responsible for their direction and compensation. This Agreement does not create any obligations for the parties in any way limiting or restricting the assignment of its respective employees. This is a non-exclusive relationship. Each party may have similar agreements with others and may independently develop, acquire, and market materials, equipment, or programs that may be competitive with (despite any similarity to) the other party's products or services. The laws of New York govern this Agreement.


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EXHIBIT A - JOINT ACCOUNT LIST

JOINT ACCOUNT LIST shall mean a list prepared by you and IBM which identifies the customers to whom both parties agree to market the Solution. Such list shall include, without limitation, the customer name and address, each party's account representative (s) assigned to the account, a description of and the estimated size of the opportunity and the opportunity's IBM technology components.

-------------------- ------------------ ------------------------- --------------- -------------- ------------------
       NAME               ADDRESS        ACCOUNT REPRESENTATIVE    OPPORTUNITY     OPPORTUNITY    IBM TECHNOLOGY
                                                                   DESCRIPTION        SIZE
-------------------- ------------------ ------------------------- --------------- -------------- ------------------
  Univ. of Texas,    10100 Burnet Rd.         Ashok Adiga
      Austin         Austin, TX 78758
-------------------- ------------------ ------------------------- --------------- -------------- ------------------
      Protana         480 University         Moyez Dharsee
                          Avenue
                         Suite 401
                      Toronto, ON M5G
                            1V2
                          Canada
-------------------- ------------------ ------------------------- --------------- -------------- ------------------
   George Tech.       315 Ferst Drive      Ajit P. Yoganathan
                        Atlanta, GA
                        30332-0363
-------------------- ------------------ ------------------------- --------------- -------------- ------------------
      Aventis          Poseidon Haus     Karl-Heinz Baringhaus
                       Frankfurt am
                       Main, D-65926
                          Germany
-------------------- ------------------ ------------------------- --------------- -------------- ------------------
    AstraZeneca        35 Gatehouse          Mark Duffield
                           Drive
                     Waltham, MA 02451
-------------------- ------------------ ------------------------- --------------- -------------- ------------------
 Marsh & McLennan     1166 Avenue of       Sandeep Manchanda
                       the Americas,
                       New York, NY
                        10036-2774
-------------------- ------------------ ------------------------- --------------- -------------- ------------------


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